Scudder
Ohio Tax Free Fund

Annual Report
March 31, 1997

Pure No-Load(TM) Funds

For investors seeking double-tax-free income exempt from both Ohio and regular federal income taxes.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                                Table of Contents

   2  In Brief
   3  Letter from the Fund's President
   4  Performance Update
   5  Portfolio Summary
   6  Portfolio Management Discussion
  10  Investment Portfolio
  14  Financial Statements
  17  Financial Highlights
  18  Notes to Financial Statements
  20  Report of Independent Accountants
  21  Tax Information
  24  Officers and Trustees
  25  Investment Products and Services
  26  Scudder Solutions

                                    In Brief

o Scudder Ohio Tax Free Fund received a four-star rating from Morningstar, reflecting "above-average" risk-adjusted performance through March 31, 1997.*

o As of March 31, 1997, Scudder Ohio Tax Free Fund's 30-day net annualized SEC yield was 4.98%, equivalent to an 8.87% taxable yield for Ohio investors subject to the 44.83% combined federal and state income tax rate.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE

BAR CHART TITLE:  30-Day Yield on March 31, 1997

BAR CHART DATA:

           Scudder        Taxable Yield
          Ohio Tax        Needed to Equal
          Free Fund      the Fund's Yield

             4.98               8.87

o For the one-year period ended March 31, 1997, Scudder Ohio Tax Free Fund posted a total return of 5.58%, compared with the 5.05% average return of 52 similar funds tracked by Lipper Analytical Services over the same time frame. See page 6 for additional information on the Fund's rankings.


* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received four stars for three- and five-year performance, and was rated among 1,237 and 601 municipal funds for the respective periods. Of the funds rated, 10% received five stars, and 22.5% received four stars.
  Past performance is no guarantee of future returns.



                         2 -- Scudder Ohio Tax Free Fund

                        Letter From the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Ohio Tax Free Fund's performance over its most recent fiscal year ended March 31, 1997. In addition to the Fund's four-star Morningstar rating as of March 31 (see "In Brief" on page 2), the Fund placed in the top 30% of similar Ohio tax free funds tracked by Lipper for total return performance over one-, three- and five-year periods. The Fund posted a 4.98% 30-day net annualized SEC yield as of March 31, which is equivalent to a taxable yield of 8.87% for investors in the top Ohio tax bracket. As outlined in the discussion that follows, throughout the fiscal year the Fund's portfolio management team has focused on intermediate-term noncallable bonds and kept overall portfolio quality high in pursuit of high yields and favorable returns. Please read the discussion beginning on page 6 for more information.

     As part of Scudder's ongoing efforts to meet the needs of investors, last fall we launched an innovative new product called Scudder Pathway Series. A "fund of funds," Pathway Series is a collection of four distinct portfolios -- Conservative, Balanced, Growth, and International -- that offers flexibility, diversification, and simplicity. Each portfolio invests in a diverse mix of Scudder funds, and each is geared toward people with different investment goals and risk tolerances. Moreover, a team of Scudder's investment professionals rebalances the mix within the portfolios as market conditions warrant.

     Before closing, we'd like to take this opportunity to tell you that the Scudder Family of Funds was recently recognized by Morningstar* for stability in management and conformity to investment style. The mutual fund rating service ranked Scudder fourth among 20 leading mutual fund companies for overall management consistency. We are pleased with this superior track record and will strive to maintain our reputation for consistency going forward. Please see pages 25 through 27 for more information on Scudder products and services. As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your account or any Scudder fund.

     Sincerely,



     /s/David S. Lee
     David S. Lee
     President,
     Scudder Ohio Tax Free Fund



* Morningstar Investor, February 1997

                         3 -- Scudder Ohio Tax Free Fund

PERFORMANCE UPDATE as of March 31, 1997
----------------------------------------------------------------
Fund Index Comparisons
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
3/31/97         $10,000   Cumulative  Annual
--------------------------------------------
Scudder Ohio Tax Free Fund
--------------------------------------------
1 Year          $ 10,558    5.58%     5.58%
5 Year          $ 14,090   40.90%     7.10%
Life of Fund*   $ 20,473  104.73%     7.55%
--------------------------------------------
Lehman Brothers Municipal Bond Index
1 Year          $ 10,545    5.45%     5.45%
5 Year          $ 14,137   41.37%     7.16%
Life of Fund*   $ 21,834  118.34%     8.26%
--------------------------------------------
*The Fund commenced operations on May 28, 1987. Index
comparisons begin May 31, 1987.
-----------------------------------------------------------------
Growth Of A $10,000 Investment
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Yearly periods ended March 31

Scudder Ohio Tax Free Fund
Year            Amount
----------------------
5/87*          $10,000
'88            $10,230
'89            $11,337
'90            $12,221
'91            $13,291
'92            $14,530
'93            $16,425
'94            $16,832
'95            $17,980
'96            $19,392
'97            $20,473

LEHMAN BROTHERS MUNICIPAL BOND INDEX
Year            Amount
----------------------
5/87*          $10,000
'88            $10,847
'89            $11,627
'90            $12,855
'91            $14,040
'92            $15,445
'93            $17,380
'94            $17,782
'95            $19,104
'96            $20,705
'97            $21,834

The unmanaged Lehman Brothers Municipal Bond Index is a market-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns And Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly Periods Ended March 31

                       1988*    1989      1990      1991      1992      1993      1994      1995      1996      1997
                     ------------------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 11.65  $ 11.94   $ 11.97   $ 12.14   $ 12.47   $ 13.13   $ 12.68   $ 12.77   $ 12.95   $ 12.94
INCOME DIVIDENDS..   $   .61  $   .84   $   .82   $   .78   $   .75   $   .72   $   .70   $   .70   $   .69   $   .68
CAPITAL GAINS
DISTRIBUTIONS.....   $   -    $   .02   $   .07   $   .06   $   .03   $   .19   $   .10   $   .04   $   .12   $   .04
FUND TOTAL
RETURN (%)........      2.30    10.83      7.80      8.75      9.33     13.04      2.48      6.82      7.85      5.48
INDEX TOTAL
RETURN (%)........      8.48     7.21     10.56      9.22     10.02     12.52      2.32      7.43      8.38      5.45

All performance is historical, assumes reinvestment of all dividends and capital gains, and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Adviser had not temporarily capped expenses, the average annual total return for the Fund for the one year, five year, and life of Fund periods would have been lower.


                         4 -- Scudder Ohio Tax Free Fund

PORTFOLIO SUMMARY as of March 31, 1997

---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------
Hospital/Health                    18%
Water/Sewer Revenue                12%
Higher Education                   11%
State General Obligation           11%
Sales/Special Tax                  11%
Core Cities/Lease                   8%
Electric Utility Revenue            6%
Other General
Obligation/Lease                    6%
School District/Lease               6%
Miscellaneous Municipal            11%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

We continue to invest in a broad
selection of Ohio municipal
bonds, including general
obligation, hospital/healthcare,
and water and sewer revenue bonds.

--------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------
AAA                                53%
AA                                 11%
A                                  18%
BBB                                 8%
Not Rated                          10%
--------------------------------------
                                  100%
--------------------------------------

Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's overall quality
remains high, with over 80% of
portfolio securities rated A or
better.

--------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------
Less than 1 year                    2%
1-5 years                          19%
5-10 years                         31%
10-15 years                        23%
Greater than 15 years              25%
--------------------------------------
                                  100%
--------------------------------------

Weighted average effective maturity: 10.54 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

During the period, we took
advantage of opportunities to
lock in a substantial income
stream for the Fund over time by
purchasing 10- to 15-year
noncallable bonds.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10.


                         5 -- Scudder Ohio Tax Free Fund

                         Portfolio Management Discussion

Dear Shareholders,

Scudder Ohio Tax Free Fund performed well over a fiscal year that witnessed mixed performance for Ohio municipal bonds, and ended with an interest rate hike by the Federal Reserve. On March 31, 1997, the Fund's 30-day net annualized SEC yield was 4.98%, equivalent to a taxable yield of 8.87% for shareholders subject to the 43.83% maximum combined state and federal income tax rate. The Fund's "tax-equivalent" yield is significantly higher than current yields available from taxable investments of similar maturity and credit quality.

During a 12-month period that saw little price movement in the intermediate-maturity municipal bonds the Fund primarily invests in, the Fund's share price declined $0.01 to $12.94 per share. The slight decline in the Fund's share price along with distributions during the fiscal year of $0.68 in interest income, $0.02 in long-term capital gains, and $0.02 in short-term capital gains combined to produce a total return of 5.58% for the Fund over the fiscal year ended March 31, 1997. The Fund's return compares favorably with the 5.05% average total return of similar funds tracked by Lipper Analytical Services over the same period. The Fund also placed in the top 30% of similar Ohio tax free funds tracked by Lipper for total return performance over one-, three- and five-year periods.

 ----------------------------------------------------------
 Scudder Ohio Tax Free Fund:
 Consistently Topping the Averages

 (Average annual returns for periods ended March 31, 1997)
 ----------------------------------------------------------

                Scudder
               Ohio Tax
               Free Fund   Lipper               Number
  Period         Return    Average    Rank     of Funds
 ----------------------------------------------------------

 1 Year          5.58%      5.05%       9   of   52
 ----------------------------------------------------------

 3 Years         6.75%      6.18%       8   of   36
 ----------------------------------------------------------

 5 Years         7.10%      6.68%       6   of   21
 ----------------------------------------------------------

Past performance does not guarantee future results.

                                   Ohio Update

The slow, steady growth in the national economy has lifted Ohio's economy over the last six years. The State has experienced healthy job growth which continues to be led by the service sector. And the State's General Fund is closing in on its fourth consecutive operating surplus. Ohio's primary revenue sources, income taxes and sales taxes, are ahead of projections for the 1997 fiscal year as well.

Although the State's 1997 fiscal year expenditures should not increase dramatically over last year's, there are two specific areas of increased spending: corrections and education. The State is getting tough on crime, and an inequality in per-pupil spending throughout the State has required an overhaul of school funding. At the same time, Ohio has cut spending in social services, specifically health care and welfare, to offset these increased expenditures.



                         6 -- Scudder Ohio Tax Free Fund

Ohio's debt burden is currently low. Direct debt per capita in 1996 was $649, 74% of the national average. Ohio is in the first year of its two-year capital plan to finance various projects throughout the State. The plan calls for $1.9 billion of spending, with $1.6 billion supported by debt. The capital plan, along with the local infrastructure bond program totaling $1.2 billion, will add to the State's debt burden.

                              Municipals Outperform
                                   Treasuries

Scudder Ohio Tax Free Fund's most recent fiscal year witnessed a healthy U.S. economy spurred on by increased consumer spending with continued low inflation. The economy experienced real (inflation-adjusted) Gross Domestic Product (GDP) growth of 2.4% during 1996, and at the close of the first quarter was on track for GDP growth of 2.5% or higher in 1997. The stock market scaled unprecedented heights until mid-March, and the bond market struggled unsuccessfully to keep up. In the midst of this healthy environment for corporate profits and the stock market, bond market participants continued to closely monitor indicators for signs of economic overheating and accelerating inflation. Their worry was reflected in the performance of the Treasury market over the Fund's most recent fiscal year, where yields of 10-year Treasury bonds rose almost one half of a percentage point, and prices declined 3.64%. Concern over the Federal Reserve Open Market Committee's decision to raise the Fed Funds rate by one quarter of a percentage point on March 25 was balanced by the feeling in some quarters that this and any further increases had already been priced into the market.

Municipals outperformed Treasuries during the 12-month period, as yields of 10-year municipals rose only one tenth of a percentage point, and prices declined 0.66%. Municipal bond prices were supported by shrinking overall supply as large numbers of bonds were called away in June and July, a moderate level of new issuance, and steady demand from both individuals and institutions such as insurance companies.

                              Focus on Intermediate
                                Noncallable Bonds

Our portfolio strategy over the Fund's most recent fiscal year has been to take advantage of opportunities to lock in a substantial income stream for the Fund over time by purchasing 10- to 15-year noncallable bonds. As of March 31, 23% of the Fund's securities had maturities in this range. We also looked for opportunities to add BBB-rated and non-rated bonds to the portfolio, though we were only able to find a few such issues that met our requirements, including Cleveland Cuyahoga Port Authority bonds. Higher yielding bonds, while carrying some additional credit risk, generally exhibit less interest rate sensitivity than municipal bonds rated A or above. The Fund held 18% of bonds in these two categories as of March 31. (For a summary of the Fund's quality, diversification, and maturity structure, see page 5.) Our continuing goal is to have an average effective maturity similar to that of the Lehman Brothers Municipal Bond Index, the Fund's benchmark, but with a superior, call-protected structure. As of March 31, the Fund's



                         7 -- Scudder Ohio Tax Free Fund
average effective maturity was approximately 10.5 years.

The Fund's overall quality remains high, with over 80% of portfolio securities rated A or better as of March 31. We continue to invest in a broad selection of Ohio municipal bonds, including hospital/healthcare, water and sewer revenue, and general obligation bonds.

                                  Three-Tiered
                               Long-Term Strategy

The Fund seeks to provide investors with a competitive level of federal and state tax-exempt income with total return as an additional objective. We continue to pursue these objectives by concentrating on three broad categories of Ohio municipal bonds:

o Noncallable bonds, which an issuer cannot redeem before the maturity date. When interest rates fall, bond issuers tend to reduce their borrowing expenses by redeeming "callable" existing bonds and issuing new securities that pay lower interest rates. Noncallable bonds provide a relatively stable stream of income and solid price appreciation potential over time. During the period, we sold bonds with weak call protection in favor of those with better call protection. As of March 31, 44% of bonds the Fund held were noncallable.

o Steeply discounted callable bonds, which are unlikely to be subject to early redemption at par value by their issuers.

o "Cushion" bonds. We balance the Fund's long-maturity bonds by purchasing so-called cushion bonds -- bonds with high coupons that compensate investors for the fact that they are likely to be redeemed by their issuer in a relatively short time and which demonstrate the price stability of shorter-term issues.

                                   Our Outlook

Though it is possible that the national economy's favorable momentum will carry over for the remainder of 1997, we believe that a slight slowdown could occur in the spring or summer. U.S. consumers, the major drivers of the country's economic growth, continue to be overextended: Credit card defaults recently matched levels last seen just after the 1989-90 recession. Deregulation of key industries worldwide, the globalization of economic activity, and technological advances continue to dampen any resurgence of inflation, and any signs that the economy is slowing even slightly could soothe the bond market and diminish upward pressure on rates coming from the Federal Reserve or market participants.



                         8 -- Scudder Ohio Tax Free Fund

In the near term, we will continue to focus on bonds with favorable call structures as well as search for high yield bonds that meet our credit standards. We will maintain a neutral average maturity for the Fund and, as always, pay close attention to credit quality as we pursue double-tax-free income and competitive total return for Scudder Ohio Tax Free Fund shareholders.

Sincerely,

Your Portfolio Management Team

/s/Donald C. Carleton       /s/Philip G. Condon
Donald C. Carleton          Philip G. Condon


                           Scudder Ohio Tax Free Fund:
                                     A Team
                              Approach to Investing

Scudder Ohio Tax Free Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Donald C. Carleton assumed responsibilities for the Fund's day-to-day management and investment strategies in January 1995. Mr. Carleton has over 25 years of investment management experience and has worked at Scudder since 1983. Philip G. Condon, portfolio manager, became a member of the team in 1987 and has worked at Scudder since 1983. Mr. Condon has 17 years of experience in municipal investing and portfolio management.

Your Portfolio Management Team: Donald C. Carleton and Philip G. Condon


                         9 -- Scudder Ohio Tax Free Fund

                    Investment Portfolio as of March 31, 1997

                                                                                                    Credit
                                                                                 Principal         Rating (b)        Market
                                                                                 Amount ($)       (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 1.8%
------------------------------------------------------------------------------------------------------------------------------
Ohio
Cuyahoga County, OH, Health & Education, University Hospital of Cleveland,
  Daily Demand Note, 3.9%, 1/1/16* .............................................    100,000          MIG1              100,000
Hamilton County, OH, Franciscan Sisters of the Poor Health System, Series A,
  Daily Demand Note, 3.9%, 3/1/17* .............................................  1,400,000          MIG1            1,400,000
------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $1,500,000)                                                             1,500,000
------------------------------------------------------------------------------------------------------------------------------
Long-Term Municipal Investments 98.2%
------------------------------------------------------------------------------------------------------------------------------
Ohio
Beavercreek, OH, Local School District, 6.6%, 12/1/15 (c) ......................  1,000,000          AAA             1,113,050
Cleveland, OH, Waterworks Improvement, First Mortgage Revenue,
  Series 1992 F, 6.25%, 1/1/07 (c) .............................................  1,000,000          AAA             1,057,870
Cleveland, OH, Urban Renewal Tax Increment Rock & Roll Hall of Fame
  and Museum Project, 6.75%, 3/15/18 ...........................................  1,000,000          NR              1,007,280
Cleveland, OH, General Obligation:
  Series A, 6.3%, 7/1/06 (c) ...................................................  1,000,000          AAA             1,065,150
  5.3%, 9/1/08 (c) .............................................................  2,000,000          AAA             2,012,520
  Series 1993, 5.375%, 9/1/09 (c) ..............................................  1,700,000          AAA             1,708,330
Cleveland, OH, Public Power System Revenue, Series 1996-1, 6%, 11/15/11 (c) ....  1,050,000          AAA             1,101,125
Cleveland, OH, Public Power System Improvement Revenue:
  Series B, 7%, 11/15/17 .......................................................    750,000          A                 785,423
  Series 1994 A, Zero Coupon, 11/15/09 (c) .....................................  2,250,000          AAA             1,134,383
Cleveland, OH, Parking Facility Refunding Revenue Bonds, 6%, 9/15/09 (c) .......  1,385,000          AAA             1,471,230
Columbus, OH, General Obligation, Unlimited Tax,
  Sewer Improvement, 6%, 5/1/13 ................................................  1,000,000          AAA             1,032,220
Cuyahoga County, OH, General Obligation, Jail Facilities, Series 1991, ETM,
  Zero Coupon, 10/1/02*** ......................................................  1,500,000          NR              1,138,320
Cuyahoga County, OH, Hospital Facilities Revenue, Health Cleveland Inc.,
  Series 1993, 6.25%, 8/15/10 ..................................................  1,000,000          A               1,020,440
Cuyahoga County, OH, Port Authority Revenue, Port Revenue Docks PS-1
  Series 1997, 6%, 3/1/07 ......................................................  1,000,000          NR                975,190
Fairfield, OH, City School District, 7.2%, 12/1/09 (c) .........................  1,000,000          AAA             1,139,830
Franklin County, OH, Riverside United Methodist Hospital, Series A,
  5.75%, 5/15/12 ...............................................................  1,950,000          AA              1,936,253
Gateway Economic Development Corporation of Cleveland, OH,
  Stadium Revenue, 6.5%, 9/15/14 ...............................................  4,000,000          NR              3,959,160


    The accompanying notes are an integral part of the financial statements.

                        10 -- Scudder Ohio Tax Free Fund

                                                                                                    Credit
                                                                                 Principal        Rating (b)         Market
                                                                                Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Gateway Economic Development Corporation of Cuyahoga County, OH,
  Excise Tax, Series 1990:
     7.2%, 9/1/01 ..............................................................  2,550,000          A               2,670,029
     7.5%, 9/1/05 ..............................................................  1,000,000          A               1,093,150
Hamilton County, OH, Sewer System Revenue:
  Improvement and Refunding, 5.45%, 12/1/09 (c) ................................  1,000,000          AAA             1,014,190
  Series 1991 A, Prefunded 6/1/01, 6.4%, 12/1/05** .............................    220,000          AAA               237,178
Hamilton County, OH, Sewer System Revenue Bonds, Unrefunded,
  Series 1991 A, 6.4%, 12/1/05 .................................................    530,000          AA                562,966
Hamilton County, OH, Health System Revenue, Franciscan Sisters of
  the Poor Health System, Providence Hospital, Series 1992, 6.8%, 7/1/08 .......  2,000,000          BBB             2,091,160
Hamilton County, OH, Hospital Facilities Revenue, Christ Hospital,
  Series 1991, 6.625%, 1/1/06 (c) ..............................................  1,000,000          AAA             1,051,700
Hilliard, OH, School District, Series 1996A, Capital Appreciation,
  Zero Coupon, 12/1/12 (c) .....................................................  1,655,000          AAA               688,215
Huber Heights, OH, Water System Revenue, Capital Appreciation,
  Zero Coupon, 12/1/12 .........................................................  1,005,000          AAA               417,919
Lorain County, OH, Hospital Refunding Revenue:
  EMH Regional Medical Center, 5%, 11/1/07 (c) .................................  1,000,000          AAA               982,240
  Humility of Mary Health Care System, Series A, 5.9%, 12/15/08 ................  1,000,000          A               1,013,520
Lorain, OH, Hospital Authority Refunding Revenue, Lakeland
  Community Hospital Inc., 6.5%, 11/15/12 ......................................  1,000,000          A               1,038,180
Lucas County, OH, Hospital Revenue:
  Flower Hospital, Series 1993, 6.125%, 12/1/13 ................................  1,375,000          BBB             1,478,180
  St. Vincent Medical Center, 5.25%, 8/15/20 (c) ...............................  1,900,000          AAA             1,726,435
Mahoning County, OH, General Obligation, Limited Tax,
  6.6%, 12/1/06 (c) ............................................................  1,100,000          AAA             1,185,525
Miami County, Ohio, Hospital Facilities, Revenue Refunding, Upper Valley
  Medical Center, 6.25%, 5/15/13 ...............................................  1,000,000          BBB             1,000,860
North Olmstead OH General Obligation:
  6.2%, 12/1/11 (c) ............................................................  1,000,000          AAA             1,077,080
  6.25%, 12/15/12 (c) ..........................................................  1,500,000          AAA             1,561,140
Northeast Ohio Regional Sewer District, Wastewater Improvement
  Revenue Refunding:
     5.5%, 11/15/12 (c) ........................................................  1,550,000          AAA             1,541,863
     5.6%, 11/15/13 (c) ........................................................  1,000,000          AAA               997,360


    The accompanying notes are an integral part of the financial statements.

                        11 -- Scudder Ohio Tax Free Fund

                                                                                                    Credit
                                                                                 Principal        Rating (b)         Market
                                                                                Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Ohio Air Quality Development Authority, Pollution Control Revenue Refunding,
  Cleveland Electric Company, 8%, 12/1/13 (c) ..................................  1,250,000          AAA             1,435,425
Ohio General Obligation, Series 1994, 6%, 8/1/10 ...............................  1,000,000          AA              1,058,370
Ohio Higher Education Facilities Revenue:
  Case Western Reserve University, Refunding, 6.5%, 10/1/20 ....................  2,250,000          AA              2,472,210
  John Carroll University, Refunding, Series B, 5.3%, 11/15/14 .................  1,000,000          A                 952,620
  Oberlin College Project, Prerefunded 10/1/99, 7.1%, 10/1/12** ................    490,000          AAA               521,458
  University of Dayton Project, 7.25%, 12/1/12 (c) .............................  1,000,000          AAA             1,094,300
Ohio Higher Educational Facility Commission Refunding Revenue,
  Case Western Reserve University, 6%, 10/1/14 .................................  1,000,000          AA              1,046,540
Ohio Housing Finance Agency, Single-Family Mortgage Revenue,
  Series 1990 F, 7.6%, 9/1/16 ..................................................  1,410,000          AAA             1,487,818
Ohio Liquor Profits Refunding Bonds, Economic Development Revenue,
  Series 1989, 6.85%, 3/1/00 (c) ...............................................  1,000,000          AAA             1,060,880
Ohio Mortgage Revenue, International Order of Odd Fellows Home,
  8.150%, 8/1/17 (c) ...........................................................    150,000          AAA               156,596
Ohio Public Facilities Commission, Higher Educational Capital Facilities
  Revenue, Series 2B, 5.4%, 11/1/07 (c) ........................................  2,000,000          AAA             2,024,720
Ohio State Building Authority:
  Correctional Facilities Revenue, Series 1991 A, 6.5%, 10/1/04 ................  1,000,000          A               1,082,540
  Juvenile Correction Facilities, 6%, 10/1/06 ..................................  1,555,000          A               1,649,731
  Toledo Government Office Building, Series A, 8%, 10/1/07 .....................    500,000          AAA               580,300
  Worker's Compensation Facilities, William Green Building,
     Series 1993 A, 4.75%, 4/1/14 ..............................................  1,000,000          A                 881,540
Ohio Water Development Authority, Pollution Control Revenue,
  Ohio Edison Company Project, Series 1989 A, 7.625%, 7/1/23 ...................  1,140,000          BBB             1,192,406
Olmsted Falls, OH, City School District, General Obligation,
  Series 1991, 7.05%, 12/15/11 (c) .............................................  1,000,000          AAA             1,096,340
Solon, OH, School District, Series 1993, 5.3%, 12/1/13 .........................  1,000,000          AAA               952,080
Strongsville, OH, City School District, Series 1996, 5.35%, 12/1/11 (c) ........  1,000,000          AAA               988,920
Summit County, OH, General Obligation, 6.4%, 12/1/14 (c) .......................  1,000,000          AAA             1,055,180
Warren County, OH, Water Improvement, General Obligation,
  The P&G Project, Series 1995, 5.25%, 12/1/16 .................................  1,720,000          AA              1,615,489
Puerto Rico
Puerto Rico Aqueduct and Sewer Authority, Revenue Refunding, 6%, 7/1/09 ........  1,000,000          A               1,038,610
Puerto Rico Commonwealth, Highway & Transportation Authority,
  Series 1993W, 5.5%, 7/1/13 ...................................................  1,000,000          AAA               996,720


    The accompanying notes are an integral part of the financial statements.

                        12 -- Scudder Ohio Tax Free Fund

                                                                                                    Credit
                                                                                 Principal        Rating (b)         Market
                                                                                Amount ($)        (Unaudited)       Value ($)
------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Electric Power Authority, Power Revenue, Series 1994S,
  6.125%, 7/1/09 ...............................................................  2,000,000          AAA             2,158,340
Puerto Rico, General Obligation:
  Public Improvement Refunding, 5.4%, 7/1/07 ...................................  1,500,000          A               1,502,205
  Public Improvement, 6.6%, 7/1/13 (c) .........................................  1,000,000          AAA             1,100,430
University of Puerto Rico, University Systems, Series N, 6.25%, 6/1/08 (c) .....  1,000,000          AAA             1,092,450
Virgin Islands
Virgin Islands Public Finance Authority:
  General Obligation, Matching Fund Loan Notes, Series A, 7.25%, 10/1/18 .......  1,000,000          NR              1,079,800
  Highway Revenue, Series 1989, 7.7%, 10/1/04 ..................................  1,000,000          BBB             1,071,600
------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $78,640,061)                                                            81,532,282
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $80,140,061) (a)                                                         83,032,282
------------------------------------------------------------------------------------------------------------------------------

  (a) The cost for federal income tax purposes was $80,140,061. At March 31, 1997, net unrealized appreciation for all securities based on tax cost was $2,892,221. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $3,209,890 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $317,669.
  (b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities (NR) have been determined to be of comparable quality to rated eligible securities.
  (c) Bond is insured by one of these companies: AMBAC, FGIC, FHA or MBIA.
    * Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax-exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.
   ** Prerefunded: Bonds which are prerefunded are collateralized by U.S.
      Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.
  *** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.


    The accompanying notes are an integral part of the financial statements.

                        13 -- Scudder Ohio Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of March 31, 1997

 Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $80,140,061) .............         $  83,032,282
                  Cash .............................................................                71,122
                  Interest receivable ..............................................             1,315,774
                  Receivable for Fund shares sold ..................................               136,620
                  Other assets .....................................................                 1,963
                                                                                             ----------------
                  Total assets .....................................................            84,557,761
 Liabilities
 ----------------------------------------------------------------------------------------------------------------------------
                  Dividends payable ................................................               140,927
                  Payable for Fund shares redeemed .................................               227,158
                  Accrued management fee ...........................................                28,753
                  Other accrued expenses ...........................................                51,914
                                                                                             ----------------
                  Total liabilities ................................................               448,752
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $  84,109,009
                  -------------------------------------------------------------------------------------------
 Net Assets
 ----------------------------------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Unrealized appreciation on investments ...........................             2,892,221
                  Accumulated net realized loss ....................................              (151,178)
                  Paid-in capital ..................................................            81,367,966
                  -------------------------------------------------------------------------------------------
                  Net assets, at market value                                                $  84,109,009
                  -------------------------------------------------------------------------------------------
 Net Asset Value
 ----------------------------------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                     ($84,109,009 / 6,502,200 outstanding shares of
                     beneficial interest, $.01 par value, unlimited                          ----------------
                     number of shares authorized) ..................................         $       12.94
                                                                                             ----------------


    The accompanying notes are an integral part of the financial statements.

                        14 -- Scudder Ohio Tax Free Fund

                             Statement of Operations
                            year ended March 31, 1997

 Investment Income
 ------------------------------------------------------------------------------------------------------------------------------
                  Income:
                  Interest .........................................................         $   4,870,995
                                                                                             -----------------

                  Expenses:
                  Management fee ...................................................               509,970
                  Services to shareholders .........................................                83,779
                  Custodian and accounting fees ....................................                63,094
                  Trustees' fees and expenses ......................................                15,012
                  Auditing .........................................................                30,365
                  Reports to shareholders ..........................................                25,024
                  Legal ............................................................                 6,826
                  Registration fees ................................................                 5,331
                  Other ............................................................                 5,098
                                                                                             -----------------
                  Total expenses before reductions .................................               744,499
                  Expense reductions ...............................................              (319,532)
                                                                                             -----------------
                  Expenses, net ....................................................               424,967
                  --------------------------------------------------------------------------------------------
                  Net investment income                                                          4,446,028
                  --------------------------------------------------------------------------------------------

 Realized and unrealized gain on investment transactions
 ------------------------------------------------------------------------------------------------------------------------------
                  Net realized gain from investment transactions ...................               192,252
                  Net unrealized depreciation on investments during the period .....               (39,047)
                  --------------------------------------------------------------------------------------------
                  Net gain on investment transactions                                              153,205
                  --------------------------------------------------------------------------------------------
                  --------------------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations                       $   4,599,233
                  --------------------------------------------------------------------------------------------


    The accompanying notes are an integral part of the financial statements.

                        15 -- Scudder Ohio Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                        Years Ended March 31,
 Increase (Decrease) in Net Assets                                                     1997              1996
 --------------------------------------------------------------------------------------------------------------------------
                Operations:
                Net investment income .........................................  $   4,446,028      $   4,292,314
                Net realized gain from investment transactions ................        192,252            778,640
                Net unrealized appreciation (depreciation) on investments
                   during the period ..........................................        (39,047)           984,684
                                                                                 ---------------    ---------------
                Net increase in net assets resulting from operations ..........      4,599,233          6,055,638
                                                                                 ---------------    ---------------
                Distributions to shareholders:
                From net investment income ....................................     (4,446,028)        (4,292,314)
                                                                                 ---------------    ---------------
                From net realized gains from investment transactions ..........       (249,065)          (708,420)
                                                                                 ---------------    ---------------
                Fund share transactions:
                Proceeds from shares sold .....................................     15,734,963          9,467,393
                Net asset value of shares issued to shareholders in
                   reinvestment of distributions ..............................      3,010,355          3,377,267

                Cost of shares redeemed .......................................    (18,190,160)        (8,635,781)
                                                                                 ---------------    ---------------
                Net increase in net assets from Fund share transactions .......        555,158          4,208,879
                                                                                 ---------------    ---------------
                Increase in net assets ........................................        459,298          5,263,783
                Net assets at beginning of period .............................     83,649,711         78,385,928
                                                                                 ---------------    ---------------
                Net assets at end of period ...................................  $  84,109,009      $  83,649,711
                                                                                 ---------------    ---------------
 Other Information
 --------------------------------------------------------------------------------------------------------------------------------
                Increase (decrease) in Fund shares
                Shares outstanding at beginning of period .....................      6,457,717          6,140,345
                                                                                 ---------------    ---------------
                Shares sold ...................................................      1,211,448            720,794
                Shares issued to shareholders in reinvestment of
                   distributions ..............................................        230,889            258,369
                Shares redeemed ...............................................     (1,397,854)          (661,791)
                                                                                 ---------------    ---------------
                Net increase in Fund shares ...................................         44,483            317,372
                                                                                 ---------------    ---------------
                Shares outstanding at end of period ...........................      6,502,200          6,457,717
                                                                                 ---------------    ---------------


    The accompanying notes are an integral part of the financial statements.

                        16 -- Scudder Ohio Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                     For the Period
                                                                                                                      May 28, 1987
                                                                                                                    (commencement of
                                                                                                                     operations) to
                                                       Years Ended March 31,                                            March 31,
                               1997      1996      1995      1994      1993      1992      1991      1990      1989       1988
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning    ---------------------------------------------------------------------------------------------------
   of period ...............  $ 12.95   $ 12.77   $ 12.68   $ 13.13   $ 12.47   $ 12.14   $ 11.97   $ 11.94   $ 11.65   $ 12.00
                              ---------------------------------------------------------------------------------------------------
Income from investment
   operations:
Net investment income ......      .68       .69       .70       .70       .72       .75       .78       .82       .79       .66
Net realized and unrealized
   gain (loss) on
   investments .............      .03       .30       .13      (.35)      .85       .36       .23       .10       .36      (.40)
Total from investment         ---------------------------------------------------------------------------------------------------
   operations ..............      .71       .99       .83       .35      1.57      1.11      1.01       .92      1.15       .26
                              ---------------------------------------------------------------------------------------------------
Less distributions from:
Net investment income ......     (.68)     (.69)     (.70)     (.70)     (.72)     (.75)     (.78)     (.82)     (.84)     (.61)
Net realized gains on
   investment transactions .     (.04)     (.12)       --      (.08)     (.19)     (.03)     (.06)     (.07)     (.02)       --
In excess of net realized
   gains ...................       --        --      (.04)     (.02)       --        --        --        --        --        --
                              ---------------------------------------------------------------------------------------------------
Total distributions ........     (.72)     (.81)     (.74)     (.80)     (.91)     (.78)     (.84)     (.89)     (.86)     (.61)
                              ---------------------------------------------------------------------------------------------------
Net asset value, end of       ---------------------------------------------------------------------------------------------------
   period ..................  $ 12.94   $ 12.95   $ 12.77   $ 12.68   $ 13.13   $ 12.47   $ 12.14   $ 11.97   $ 11.94   $ 11.65
                              ---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (a) .......     5.58      7.85      6.82      2.48     13.04      9.33      8.75      7.80     10.83      2.30**
Ratios and Supplemental
   Data
Net assets, end of period
   ($ millions) ............       84        84        78        80        69        51        37        25        12         6
Ratio of operating expenses,
   net to average daily net
   assets (%) (a) ..........      .50       .50       .50       .50       .50       .50       .50       .50       .50       .50*
Ratio of operating
   expenses before expense
   reductions, to average
   daily net assets (%) ....      .88       .89       .91       .90       .95      1.03      1.21      1.62      2.14      4.51*
Ratio of net investment
   income to average daily
   net assets (%) ..........     5.23      5.30      5.59      5.23      5.61      6.05      6.50      6.74      7.13      7.17*
Portfolio turnover rate (%)      9.66      19.6      19.9      12.2      34.7      13.2      22.6      15.9      35.7     105.5*

 (a) Total returns are higher due to maintenance of the Fund's expenses.
 *   Annualized
 **  Not annualized


                        17 -- Scudder Ohio Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Ohio Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net realized gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

During the year ended March 31, 1997, purchases and sales of municipal securities (excluding short-term investments) aggregated $9,864,278 and $7,791,225, respectively.


                        18 -- Scudder Ohio Tax Free Fund

                               C. Related Parties

Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. The Adviser has agreed not to impose all or a portion of its management fee until July 31, 1997 and during such period to maintain the annualized expenses of the Fund at not more than 0.50% of average daily net assets. For the year ended March 31, 1997, the Adviser imposed fees amounting to $190,438 of which $28,753 was unpaid at March 31, 1997 and the portion not imposed amounted to $319,532 at March 31, 1997.

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended March 31, 1997, the amount charged to the Fund by SSC aggregated $58,820 of which $5,048 is unpaid at March 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended March 31, 1997, the amount charged to the Fund by SFAC aggregated $36,000, of which $3,000 was unpaid at March 31, 1997.

The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended March 31, 1997, Trustees' fees and expenses charged to the Fund aggregated $15,012.


                        19 -- Scudder Ohio Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder State Tax Free Trust and the Shareholders of Scudder Ohio Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Ohio Tax Free Fund, including the investment portfolio, as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the nine years in the period then ended, and for the period May 28, 1987 (commencement of operations) to March 31, 1988. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Ohio Tax Free Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the nine years in the period then ended, and for the period May 28, 1987 (commencement of operations) to March 31, 1988, in conformity with generally accepted accounting principles.

Boston, Massachusetts                                  COOPERS & LYBRAND L.L.P.
May 15, 1997


                        20 -- Scudder Ohio Tax Free Fund

                                Tax Information

The Fund paid distributions of $.023 per share from net long-term capital gains during its year ended March 31, 1997. Pursuant to Section 852 of the Internal Revenue Code, the Fund designates $184,532 as capital gain dividends for its year ended March 31, 1997.

Of the dividends paid by the Fund from net investment income for the year ended March 31, 1997, 100% constituted exempt interest dividends for regular federal income tax and Ohio personal income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                        21 -- Scudder Ohio Tax Free Fund

                                    This Page
                                  intentionally
                                   left blank.

                        22 -- Scudder Ohio Tax Free Fund

                                    This Page
                                  intentionally
                                   left blank.



                        23 -- Scudder Ohio Tax Free Fund

                              Officers and Trustees

David S. Lee*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

E. Michael Brown*
Trustee

Dawn-Marie Driscoll
Trustee; Executive Fellow; President, Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and Trustee

Dudley H. Ladd*
Trustee

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Daniel Pierce*
Trustee

Jean C. Tempel
Trustee; General Partner,
TL Ventures

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

*Scudder, Stevens & Clark, Inc.


                        24 -- Scudder Ohio Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------

Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Large Company Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
--------------------------------------------------------------------------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.



                        25 -- Scudder Ohio Tax Free Fund

                                Scudder Solutions

Convenient ways to invest, quickly and reliably:
--------------------------------------------------------------------------------------------------------------------------

          Automatic Investment Plan                                    AutoBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is higher and       electronically debited from that account.
          fewer when it's lower, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).


          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
--------------------------------------------------------------------------------------------------------------------------

          Scudder Automated Information Line: SAIL(tm)                 Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
--------------------------------------------------------------------------------------------------------------------------

          Automatic Withdrawal Plan                                    AutoSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
--------------------------------------------------------------------------------------------------------------------------



                        26 -- Scudder Ohio Tax Free Fund

Mutual Funds and More -- Brokerage and Guidance Services:
--------------------------------------------------------------------------------------------------------------------------

          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund FolioSM provides      using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies-with no    Personal  Counsel from Scudder(sm)
          transaction fees or commissions. Scudder               Developed for investors who prefer the benefits of no-load
          shareholders can take advantage of a Scudder           Scudder funds but want ongoing professional assistance in
          Brokerage account already reserved for them, with      managing a portfolio. Personal Counsel(sm) is a highly
          no minimum investment. For information about           customized, fee-based asset management service for
          Scudder Brokerage Services, call 1-800-700-0820.       individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(sm) and Personal Counsel(sm) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
--------------------------------------------------------------------------------------------------------------------------

Additional Information on How to Contact Scudder:
--------------------------------------------------------------------------------------------------------------------------

          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Funds Center
          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Funds Centers. Check for a Funds Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations --  1-800-225-2470          Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

          New From Scudder: Pathway Series

          In a complex financial world, Scudder Pathway Series is a refreshingly simple concept. With one investment, Pathway gives you instant access to broad diversification in U.S. markets and across the globe. Select from four Portfolios -- Conservative, Balanced, Growth, or
          International -- each with a distinct investment objective that can match your goals. Each
          Portfolio, rather than investing in individual securities, invests in carefully selected
          Scudder mutual funds.

          The share price of each Pathway Series portfolio will fluctuate and the risk associated with each portfolio is determined by the securities held in each underlying Scudder fund. Contact
          Scudder Investor Services, Inc., Distributor, for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.

                        27 -- Scudder Ohio Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER